Exhibit 99.1

Methode Electronics Initiates Discontinuation of Dabir Surfaces, Inc.

Chicago, IL – July 13, 2023 – Methode Electronics, Inc. (NYSE: MEI), a leading global supplier of custom-engineered solutions for user interface, LED lighting and power distribution applications, announced today the initiation of the discontinuation of the Dabir Surfaces, Inc. business.

The Company is executing a wind down process of the Dabir business. The impact from severance, asset impairments, and other associated costs to fiscal year 2024 pre-tax income is expected to be between $1.5 million and $3.5 million with most of the cost to be recognized in the first half of fiscal 2024. The wind down process is expected to be completed by approximately the end of fiscal 2024 in accordance with contractual and regulatory commitments.

President and Chief Executive Officer Donald W. Duda said, “After exploring multiple strategic options, it became unfortunately clear that a discontinuation of the business was the best financial path forward. I want to thank the Dabir and Methode employees associated with the business for all their efforts as well as the customers who provided the opportunity to market the Dabir product. Methode will now focus on growing its core businesses and executing the numerous program launches scheduled for this year and next.”

The Company expects to provide additional details on the Dabir discontinuation when it reports its fiscal 2024 first quarter results.

About Methode Electronics, Inc.

Methode Electronics, Inc. (NYSE: MEI) is a leading global supplier of custom-engineered solutions with sales, engineering and manufacturing locations in North America, Europe, Middle East and Asia. We design, engineer, and produce mechatronic products for OEMs utilizing our broad range of technologies for user interface, LED lighting system, power distribution and sensor applications.

Our solutions are found in the end markets of transportation (including automotive, commercial vehicle, e-bike, aerospace, bus, and rail), cloud computing infrastructure, construction equipment, and consumer appliance. Our business is managed on a segment basis, with those segments being Automotive, Industrial, Interface and Medical.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect, when made, our current views with respect to current events and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to our operations and business environment, which may cause our actual results to be materially different from any future results, expressed or implied, by such forward-looking statements. All statements that address future operating, financial or business performance or our strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:

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Dependence on our supply chain, including semiconductor suppliers;
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Impact from pandemics, such as the COVID-19 pandemic;
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Dependence on the automotive and commercial vehicle industries;
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Impact from inflation;
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Dependence on a small number of large customers, including one large automotive customer;
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Risks relating to our use of requirements contracts;
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Failure to attract and retain qualified personnel;
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Risks related to conducting global operations;
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Potential work stoppages;
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Dependence on the availability and price of materials;
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Timing, quality and cost of new program launches;
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Ability to compete effectively;
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Ability to withstand pricing pressures, including price reductions;
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Our lengthy sales cycle;
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Ability to successfully benefit from acquisitions and divestitures;
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Impact from production delays or cancelled orders;
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Investment in programs prior to the recognition of revenue;
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Electric vehicle ("EV") adoption rates;
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Ability to withstand business interruptions;
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Breaches to our information technology systems or service interruptions;
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Ability to keep pace with rapid technological changes;
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Ability to protect our intellectual property;
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Costs associated with environmental, health and safety regulations;
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International trade disputes resulting in tariffs and our ability to mitigate tariffs;
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Impact from climate change and related regulations;
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Ability to avoid design or manufacturing defects;
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Ability to remediate a material weakness in our internal control over financial reporting;
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Recognition of goodwill and other intangible asset impairment charges;
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Ability to manage our debt levels and any restrictions thereunder;
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Interest rate changes and variable rate instruments;
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Currency fluctuations;
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Adjustments to compensation expense for performance-based awards;
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Timing and magnitude of costs associated with restructuring activities;
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Income tax rate fluctuations; and
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Judgments related to accounting for tax positions.

Additional details and factors are discussed under the caption “Risk Factors” in our Annual Report. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. Any forward-looking statements made by us speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

For Methode Electronics, Inc.

Robert K. Cherry

Vice President, Investor Relations

rcherry@methode.com

708-457-4030